UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 10, 2007
Quiksilver, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14229 (Commission File Number)	33-0199426 (IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA (Address of principal executive offices)		92649 (Zip Code)
Registrant’s telephone number, including area code:
(714) 889-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On December 10, 2007, Quiksilver, Inc. completed the previously announced sale of its Roger Cleveland Golf Company, Inc. subsidiary to SRI Sports Limited. See the press release attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Exhibit Title or Description
99.1	Press Release dated December 11, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2007	Quiksilver, Inc. (Registrant)
	By:	/s/ Charles S. Exon
Charles S. Exon
Executive Vice-President, Business & Legal Affairs, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title or Description
99.1	Press Release dated December 11, 2007

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